Exhibit 99.2
Q1 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 1 Veeco (Nasdaq: VECO) May 8, 2023 Q1 2023 Financial Results Conference Call

Q1 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 2 Safe Harbor This presentation contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; our ability to obtain and protect intellectual property rights in key technologies; the effects of regional or global health epidemics, including the effects of the COVID-19 pandemic on the Company’s operations and on those of our customers and suppliers; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this presentation. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation.

Q1 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 3 CEO Overview and Market Update Bill Miller, Ph.D.

Q1 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 4 Q1 2023 Highlights $154M $20M 30¢ Revenue Non-GAAP Operating Income Diluted Non-GAAP EPS • Top & bottom-line results exceed high-end of guidance • Solid execution of our strategy • Semiconductor demand remains elevated • Further signs of supply chain improvement Solid execution and Semiconductor demand yield strong results A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q1 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 5 Mobility and Immersive User Experience Connecting people on the move with technologies such as 5G, sensors, advanced displays The Cloud High speed communication and storage of enormous amounts of data Differentiated Technologies Aligned with Megatrends Compound Semiconductor Semiconductor Megatrends Growth Markets Core Technologies Laser Annealing AP Ion Beam Lithography Wet Processing Epitaxy Transformation of the Automotive Industry Electrification and autonomous advancements High Performance Computing/AI Faster and more efficient computing to enable large scale data center applications and artificial intelligence Data Storage Ion Beam Deposition Ion Beam Etch AI – Artificial Intelligence 5G – Fifth generation wireless technology AP – Advanced Packaging

Q1 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 6 2023 Priorities – Executing Our Growth Strategy Protect ▪ Product Development ▪ Advance evaluation program ▪ SiC market penetration ▪ Safety ▪ Culture ▪ Outperform WFE in Semiconductor revenue ▪ Revenue growth in Data Storage ▪ Maintain profitability levels ▪ Supply chain ▪ Customer satisfaction Growth & Profitability Commitment to our strategy to facilitate profitability and long-term growth Execute Innovate & Invest Strategy Execution

Q1 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 7 CFO Financial Review John Kiernan

Q1 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 8 Q1 2023 Revenue by Market & Region 60% 14% 14% 12% Revenue by Market Revenue by Region Scientific & Other Semiconductor Compound Semiconductor Data Storage 25% 20% 40% 15% EMEA China United States Rest of APAC $154M Revenue Trend ($M) Q1 22 Q4 22 Q1 23 Semiconductor 78 94 93 Compound Semi 37 25 21 Data Storage 22 17 22 Scientific & Other 20 18 18 Total 156 154 154 Amounts may not calculate precisely due to rounding. ROW is negligible

Q1 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 9 Q1 2023 Operating Results In millions (except per share amounts) GAAP Non-GAAP Q4 22 Q1 23 Q4 22 Q1 23 Revenue $153.8 $153.5 $153.8 $153.5 Gross Profit 62.9 62.0 65.1 63.7 Gross Margin 40.9% 40.4% 42.3% 41.5% Operating Expenses 49.5 52.2 41.3 43.3 Operating Income 13.4 9.8 23.8 20.4 Net Income 128.9 8.7 21.9 16.9 Diluted Earnings Per Share $2.00 $0.17 $0.38 $0.30 Diluted Shares 65.7 59.9 63.5 63.3 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q1 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 10 Balance Sheet and Cash Flow Highlights $ millions Q4 22 Q1 23 Cash & Short-Term Investments 303 253 Accounts Receivable 124 120 Inventories 207 226 Accounts Payable 52 62 Long-Term Debt Including Current Portion 275 255 Cash Flow from Operations 33 14 DSO (days) 73 70 DIO 196 213 DPO 52 62 Capital Expenditures 3 7 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation.

Q1 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 11 2023 Guidance GAAP Non-GAAP Revenue $145M - $165M $145M - $165M Gross Margin ~41% ~42% Operating Expenses $51M - $53M $44M - $46M Net Income / (Loss) $6M - $12M $14M - $20M Diluted Earnings / (Loss) Per Share $0.11 – $0.21 $0.26 - $0.34 A reconciliation of Q2 GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. Q2 2023 Reiterating 2023 Full Year Outlook • 2023 Revenue: $630 - $670 million • 2023 Non-GAAP EPS: $1.15 - $1.35

Q1 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 12 Thank You Q&A

Q1 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 13 Backup and Financial Tables

Q1 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 14 Historical Revenue by End-Market $M 2019 2020 2021 2022 2023 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Semiconductor 175.6 37.4 37.5 33.6 57.4 165.9 51.6 53.7 76.3 65.4 247.1 77.6 97.5 100.4 93.8 369.4 93.1 Compound Semi 85.9 18.4 17.8 26.6 45.2 107.9 24.8 24.2 23.3 34.7 107.0 37.1 31.1 28.1 24.9 121.2 21.2 Data Storage 84.1 38.9 28.3 36.9 19.2 123.3 41.0 52.0 39.3 36.5 168.8 21.6 21.5 27.7 16.7 87.5 21.5 Scientific & Other 73.8 9.8 15.1 15.0 17.1 57.0 16.4 16.4 11.4 16.3 60.5 20.1 13.8 15.7 18.4 68.0 17.7 Total 419.3 104.5 98.6 112.1 138.9 454.2 133.7 146.3 150.2 153.0 583.3 156.4 164.0 171.9 153.8 646.1 153.5 Amounts may not calculate precisely due to rounding.

Q1 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 15 Convertible Notes as of March 31, 2023 (1) Conversion price for 2027 Convertible Notes includes the effect of the Capped Call transaction (2) Weighted average Amounts may not calculate precisely due to rounding. Convertible Debt Principal Amount Carrying Value Coupon Annual Cash Interest Annual Non-Cash Interest Initial Conversion Price Convertible Notes Due Jan 2025 $133M $132M 3.5% $4.6M $0.5M $24.00 Convertible Notes Due June 2027 $125M $123M 3.75% $4.7M $0.4M $18.461 Total Convertible Debt $258M $255M 3.6%2 $9.8M $0.9M

Q1 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 16 Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction-related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Q1 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 17 Supplemental Information—GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. In millions Q4 22 Q1 23 Net sales $153.8 $153.5 GAAP gross profit 62.9 62.0 GAAP gross margin 40.9% 40.4% Add: Share-based comp 1.2 1.5 Add: Other 1.0 0.2 Non-GAAP gross profit $65.1 $63.7 Non-GAAP gross margin 42.3% 41.5% In millions Q4 22 Q1 23 GAAP Net income $128.9 $8.7 Add: Share-based comp 6.0 7.0 Add: Amortization 2.5 2.1 Add: Transition expenses related to San Jose expansion project 1.8 0.8 Add: Acquisition related - 0.7 Add: Interest expense 1.6 0.8 Add: Tax expense (benefit) (117.1) 0.3 Non-GAAP operating income $23.8 $20.4 In millions, except per share amounts Q4 22 Q1 23 GAAP Basic weighted average shares 49.9 50.6 GAAP Diluted weighted average shares 65.7 59.9 GAAP Basic EPS $2.58 $0.17 GAAP Diluted EPS $2.00 $0.17 GAAP Net income $128.9 $8.7 Add: Share-based comp 6.0 7.0 Add: Amortization 2.5 2.1 Add: Transition expenses related to San Jose expansion project 1.8 0.8 Add: Acquisition related - 0.7 Add: Non-cash interest expense 0.2 0.2 Add: Release of valuation allowance on DTA (105.0) - Add: Tax adjustment from GAAP to Non-GAAP (12.7) (2.7) Non-GAAP net income 21.9 16.9 Non-GAAP basic EPS $0.44 $0.33 Non-GAAP diluted EPS $0.38 $0.30 Non-GAAP basic weighted average shares 49.9 50.6 Non-GAAP diluted weighted average shares 63.5 63.3 In millions Q4 22 Q1 23 GAAP operating expenses $49.5 $52.2 Share-based compensation (4.9) (5.6) Amortization (2.5) (2.1) Other (0.8) (1.3) Non-GAAP operating expenses $41.3 $43.3

Q1 2023 Financial Results Conference Call Copyright © 2023 Veeco Instruments Inc. All Rights Reserved. 18 Non-GAAP Adjustments GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $153.5 $153.5 Gross Profit 62.0 1.5 — 0.2 63.7 Gross Margin 40.4% 41.5% Operating Expenses $52.2 (5.6) (2.1) (1.3) $43.3 Operating Income $9.8 7.0 2.1 1.5 $20.4 Net Income $8.7 7.0 2.1 (1.0) $16.9 Q1 2023 Actual: GAAP to Non-GAAP Reconciliation Amounts may not calculate precisely due to rounding. Income per Diluted Common Share GAAP Non-GAAP Net Income $8.7 $16.9 Add: Interest on Convertible Senior Notes 1.2 2.4 Net income available to common shareholders 10.0 19.2 Basic weighted average common shares 50.6 50.6 Add: Dilutive effect of share-based awards 0.4 0.4 Add: Dilutive effect of 2023 Convertible Senior Notes — 0.1 Add: Dilutive effect of 2025 Convertible Senior Notes — 5.5 Add: Dilutive effect of 2027 Convertible Senior Notes 8.9 6.8 Diluted weighted average common shares 59.9 63.3 Basic income per common share $0.17 $0.33 Diluted income per common share $0.17 $0.30 Other Non-GAAP Adjustments Transition expenses related to San Jose expansion project $0.8 Acquisition related 0.7 Subtotal 1.5 Non-cash Interest Expense 0.2 Non-GAAP tax adjustment (2.7) Total Other $(1.0)

Q2 2023 Guidance

(in millions, except per share amounts)

Reconciliation of GAAP to non-GAAP Financial Data					
		Non-GAAP Adjustments			
	GAAP	Share-Based Compensation	Amortization	Other	Non-GAAP
Net Sales	$145–$165				$145–$165
Gross Profit	59–68	2	—	—	61–70
Gross Margin	41%–41%				42%–42%
Operating Expenses	$51–$53	(6)	(2)	—	$44–$46
Operating Income	$8–$15	8	2	—	$18–$25
Net Income	$6–$12	8	2	(2)	$14–$20
Income per Diluted Share	$0.11–$0.21				$0.26–$0.34

Reconciliation of GAAP Net Income to non-GAAP Operating Income	
GAAP Net Income	$6–$12
Share-Based Compensation	8
Amortization	2
Interest Expense, Net	2
Income tax expense (benefit)	—
Other	—
Non-GAAP Operating Income	$18–$25

Income per Diluted Common Share	GAAP	Non-GAAP
Net Income	$6–$12	$14–$20
Add: Interest on Convertible Senior Notes	0-1	2-2
Net income available to common shareholders	6-13	17-22
Basic weighted average common shares	51	51
Add: Dilutive effect of share-based awards	-	-
Add: Dilutive effect of 2025 Convertible Senior Notes	-	6-6
Add: Dilutive effect of 2027 Convertible Senior Notes	0-9	7-7
Diluted weighted average common shares	51-60	64-64
Income per diluted common share	$0.11-$0.21	$0.26-$0.34

Amounts may not calculate precisely due to rounding.

19 Q1 2023 Financial Results Conference Call
Copyright © 2023 Veeco Instruments Inc. All Rights Reserved.